REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT dated as of May 12, 2005 (the "Agreement") is by and between BELGRAVIA INTERVEST GROUP LIMITED, a British Virgin Islands company ("BELG"), TALLY-HO VENTURES, INC., a Delaware corporation ("TLYH"), and shareholders of TLYH who represent not less than a majority of the voting shares of the common stock of TLYH (the "Shareholders").

BELG was incorporated in the jurisdiction of the British Virgin Islands on March 4, 2003. As of the date of this Agreement, BELG has issued and outstanding 4,563,490 shares. BELG has no shares of preferred stock outstanding and will have no outstanding options, warrants, rights or other contractual arrangements relating to the ability or requirement to issue any additional shares of common or preferred stock.

TLYH was incorporated in the state of Delaware, U.S.A., on November 21, 2002. Its authorized capital consists of 75,000,000 shares of common stock, par value $0.001. As of the date of this Agreement, TLYH has issued and outstanding 1,516,500 shares (the "Outstanding Shares"). TLYH has no shares of preferred stock outstanding and will have no outstanding options, warrants, rights or other contractual arrangements relating to the ability or requirement to issue any additional shares of common or preferred stock.

The respective boards of directors of TLYH and BELG, and the Shareholders deem it advisable and in the best interests of their corporations and shareholders of their corporations that the shareholders of BELG acquire securities of TLYH in accordance with the terms and conditions of this Agreement.

1. PLAN OF REORGANIZATION. At the Closing, as defined herein, BELG shall acquire from TLYH a total of Four million, five hundred sixty-three thousand, four hundred ninety (4,563,490) shares of common stock of TLYH (the “New Shares”), which are not registered under the Securities Act of 1933 as amended (the “Act”), in exchange for all of the issued and outstanding shares of the common stock of BELG. The New Shares will be issued pursuant to section 4(2) of the Act, or any available exemption from federal registration.

2. DELIVERABLES AT CLOSING. At the Closing Date (as hereinafter defined) TLYH will deliver to BELG:

(i) minutes of the board authorizing this transaction;
(ii) the corporate records of TLYH;
(iii) signed LOCK UP agreements per (3) below;
(iv) all documentation to reflect Shareholder and Board election of the BELG directors to the TLYH board and letters of resignation of the current board members.
(v) certificates for the New Shares in the form satisfactory to BELG, free and clear of all liens, claims, and encumbrances.

3. LOCK UP AGREEMENTS. The Shareholders hereby agree to a lock up the number of their TLYH shares of common stock shown in the attached Schedule A.

4. CLOSING DATE. The Closing Date shall be 5/12/2005. The Closing Date can be changed by mutual agreement but in no event shall the Closing Date extend beyond 5/19/2005.

5. REPRESENTATIONS AND WARRANTIES OF TLYH. TLYH represents and warrants to BELG as follows:

(a) As of the Closing (as defined herein), the New Shares will constitute duly and validly issued shares of the common stock of TLYH, fully paid and non-assessable, and will be legally equivalent in all respects to the common stock issued and outstanding as of the date thereof;

(b) The officers of TLYH have the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

(c) The audited financial statements for TLYH (the “Financial Statements”) are available and accessible through the U.S. Securities and Exchange Commission’s (“SEC’s”) EDGAR database;

(d) From and after the date hereof there will not have been and prior to the Closing, there will not be any material adverse changes in the financial position of TLYH as set forth in the Financial Statements;

(e) TLYH is not and, as of the Closing, will not be involved in any pending litigation or governmental investigation or proceeding not reflected in the Financial Statements or otherwise disclosed in writing to BELG; and, to the knowledge of the Shareholders, no litigation or governmental investigation or proceeding is threatened against TLYH;

(f) As of the Closing, TLYH will be in good standing as a Delaware corporation;

(g) The authorized capital stock of TLYH consists of Seventy-five million (75,000,000) shares of common stock, par value $ .001. As of the Closing, TLYH will have issued and outstanding 3,437,225 common shares. TLYH has no shares of preferred stock outstanding. No shares have otherwise been registered under state or federal securities laws. As of the Closing, all of the issued and outstanding shares of common stock of TLYH are validly issued, fully paid and non-assessable and they are not and, as of the Closing, there will not be outstanding any obligation TLYH to issue any additional shares of common or preferred stock or any of its securities of any kind;

(h) All requisite corporate and other authorizations for the execution of the agreement and performance thereof have been obtained;

(i) TLYH has complied with all filing requirements for the SEC and NASD; and all such filings conform to the requirements of the respective agencies and to applicable state and federal law.

(j) Neither the execution and delivery of the Agreement nor the consummation of the transactions contemplated hereby (i) will violate any provision of the Certificate of Incorporation or bylaws of TLYH; (ii) will violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which TLYH is a party or by which any of its property or assets may be bound; (iii) will result in the creation of any lien, charge or encumbrance upon the properties or assets of TLYH; or (iv) will violate any judgment, order, injunction, decree or award against or binding upon TLYH or upon its securities, property or business;

(k) Attached hereto as Exhibit B is a true and correct list of the shareholders of TLYH as of May 11, 2005, and the number of shares of the common stock of TLYH owned by each (the “Existing Shares”). TLYH has complied with all federal and state securities and blue sky laws in all offers, sales and issuances of its securities;

(l) TLYH is currently approved for a priced quotation on the OTC BULLETIN BOARD under the symbol of TLYH.

6. REPRESENTATIONS AND WARRANTIES OF BELG. BELG represents and warrants as follows:

(a) BELG has taken all necessary corporate action to authorize the execution of this Agreement and the transactions contemplated hereunder.

(b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (i) will violate any provision of the Articles of Incorporation, Certificate of Incorporation or bylaws of BELG; (ii) will violate, conflict with or result in breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which BELG is a party or by which any of its property or assets may be bound; (iii) will result in the creation of any lien, charge or encumbrance upon the properties or assets of BELG; or (iv) will violate any judgment, order, injunction, decree or award against or binding upon BELG, or upon its securities, property or business.

(c) All information supplied to TLYH in the Corporate Profile, Business Plan, financial statements, and pro-forma of BELG is true and accurate. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

(d) Forthwith after the Closing, or such other date as agreed, management of BELG will deliver to TLYH the balance sheet and financial statements of BELG as of December 31, 2004 (the "Year End Financial Statements") and as of April 30, 2005 (unaudited) (the "Interim Financial Statements" and, together with the Year End Financial Statements, the "Financial Statements"), each prepared according to U.S. GAAP.

(e) From and after the date hereof, and prior to the Closing, there will not be any material adverse changes in the financial position of BELG.

(f) BELG is not and, as of the Closing, will not be involved in any pending litigation or governmental investigation or proceeding not disclosed in writing to TLYH; and, to the knowledge of BELG, no litigation or governmental investigation or proceeding is threatened against BELG.

(g) As of the Closing, BELG will be in good standing under the laws of the British Virgin Islands.

7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF TLYH. All obligations of TLYH and the Shareholders under this Agreement are subject to the fulfillment prior to or as of the Closing, of each of the following conditions:

(a) BELG shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing.

(b) BELG shall have delivered to TLYH evidence to the effect that:

(i) BELG is a business company duly organized, validly existing and in good standing under the laws of the British Virgin Islands;

(ii) BELG has the corporate power to carry on its business as now being conducted;

(iii) This Agreement has been duly authorized, executed and delivered by BELG and is a valid and binding obligation of BELG and enforceable in accordance with its terms;

(iv) BELG through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement;

(v) Except as referred to herein, BELG knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting BELG; and (b) no unsatisfied judgments against BELG;

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BELG. All obligations of BELG under this agreement are subject to the fulfillment prior to or as of the closing date, of each of the following conditions:

(a) TLYH and the Shareholders shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by them prior to or at closing.

(c) TLYH shall have delivered to BELG evidence to the effect that:

(i) TLYH is a corporation duly organized, validly existing and in good standing under the laws of the State of DELAWARE;

(ii) TLYH has the corporate power to carry on its business as now being conducted;

(iii) This Agreement has been duly authorized, executed and delivered by TLYH and is a valid and binding obligation of TLYH and enforceable in accordance with its terms;

(iv) TLYH through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement;

(v) The documents executed and delivered to BELG hereunder are valid and binding in accordance with the terms and vest in BELG all right title and interest in and to the stock of TLYH and said stock when delivered shall be validly issued, fully paid, and non-assessable;

(vi) Except as referred to herein, TLYH knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting TLYH; and (b) no unsatisfied judgments against TLYH;

(c) BELG shall have received approval of and consent to the transaction contemplated herein by BELG shareholders owning at least 51% of the outstanding stock of BELG.

9. PROHIBITED ACTS. TLYH agrees not to do any of the following acts prior to the Closing, and the Shareholders agree that prior to the Closing they will not request or permit TLYH to do any of the following acts:

(a) Declare or pay any dividends or other distributions on its stock or purchase or redeem any of its stock; or

(b) Issue any stock or other securities, including any rights or options to purchase or otherwise acquire any of its stock, and shall not issue any notes or other evidences of indebtedness.

10. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the closing hereunder for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance solely on the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11. RESIGNATIONS AND APPOINTMENT OF OFFICERS AND DIRECTORS. The Shareholders agree that upon the Closing they will vote all of their TLYH shares of common stock to elect Peter Smith as the sole Director of TLYH, who shall appoint the following Officers of TLYH:
PRESIDENT:  Peter Smith
CEO:   Peter Smith
VICE PRESIDENT: Peter Smith
COO:   Shelley Wren
SECRETARY:  Jose Mathew Meleth
TREASURER:  Jose Mathew Meleth

12. NOTICES. Any notices which any of the parties hereto may desire to serve upon any of the parties hereto shall be in writing and shall be conclusively deemed to have been received by the parties at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to TLYH or the Shareholders:
            518 Oak Street #2
            Glendale, CA 91204
            U.S.A.

If to BELG: Peter Smith
Level 41, Emirates Towers
Sheikh Zayed Road
P.O. Box 31303
Dubai, U.A.E.

13. SUCCESSORS. This agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of parties.

14. CHOICE OF LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California, without reference to its conflicts of laws provisions.

15. COUNTERPARTS. This Agreement may be signed in one or more counterparts all of which taken together shall constitute an entire agreement.

16. ASSIGNMENT. This Agreement may be assigned by any of the Parties.

17. Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this agreement.

18. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

19. Time. Time is of the essence in completing the transaction contemplated by this Agreement.

20. Severability. If any part of this agreement is deemed to be unenforceable, the balance of the agreement shall remain in full force and effect.

IN WITNESS HEREOF, THE PARTIES HERETO HAVE EXECUTED THIS agreement as of the date first above written.

TALLY-HO VENTURES, INC.   BELGRAVIA INTERVEST GROUP LIMITED
a Delaware corporation               a British Virgin Islands business company

/s/ Tal L. Kapelner                /s/ Peter Smith
By: ______________________________ By: _______________________________
Tal L. Kapelner, President   Peter Smith, CEO

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE SHARES OF TLYH)

/s/ Tal L. Kapelner   786,469 (22.9%)
______________________  ___________
Tal L. Kapelner    Shares (%)

/s/ Tal L. Kapelner   786,667 (22.9%)
______________________  ___________
Cheney A. Shapiro   Shares (%)

/s/ Ariella Kapelner   699,726 (20.4%)
______________________  ___________
Ariella Kapelner    Shares (%)

SCHEDULE A

EXISTING TLYH SHAREHOLDERS agree to lock up a minimum of 175,000 of their existing SHARES as follows (to be pro-rated per shareholder):

1st day of every month, beginning August 1, 2005 and ending May 1, 2006: 10% released per month. Any lock-up agreement with a more restrictive lock-up schedule, including later release date(s) are also acceptable per this Agreement.

TALLY-HO VENTURES, INC.   BELGRAVIA INTERVEST GROUP LIMITED
a Delaware corporation   a British Virgin Islands business company

/s/ Tal L. Kapelner
By: ______________________________ By: _______________________________
Tal L. Kapelner, President   Peter Smith, CEO

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE SHARES OF TLYH)

/s/ Tal L. Kapelner   786,469 (22.9%)
______________________  ___________
Tal L. Kapelner    Shares (%)

/s/ Cheney A. Shapiro   786,667 (22.9%)
______________________  ___________
Cheney A. Shapiro   Shares (%)

/s/ Ariella Kapelner   699,726 (20.4%)
______________________  ___________
Ariella Kapelner    Shares (%)